Credit Line	12 Months Ended
Dec. 31, 2014
Credit Line [Abstract]
Credit Line
NOTE 6:	CREDIT LINE

On October 21, 2013, the Company entered into a credit line agreement with a U.S. bank, under which the bank provides the Company with a credit line of $7.5 million for a period of one year. In April 2014 the agreement was extended up to April 20, 2015. The amounts drawn down from the credit line are subject to interest equal to the Prime Rate in effect from time to time, plus 2.75% per annum, provided that the interest rate in effect on any day shall not be less than 6.0% per annum. In relation to this credit line, the Company is obliged by the bank to comply with certain financial covenants, as defined in the agreement and has agreed to grant security interests generally over all Company assets, and to refrain from encumbering its assets in favor of any other third parties. As of December 31, 2014, the Company had drawn down an amount of $4.8 million from the credit line and was in full compliance with the financial covenants.

On March 20, 2015 the Company signed an amendment to the credit line agreement with the U.S. bank modifying the maturity date to March 20, 2016. The credit line limit decreased to $6.0 million at the Company's request and the interest rate decreased to the Prime Rate in effect from time to time, plus 2.75% per annum, provided that the interest rate in effect on any day shall not be less than 5.5% per annum, provided, however, that the Company pay a minimum aggregate amount of interest of no less than $18 thousand per month. In addition, the financial covenants the Company is obliged to comply with were also amended to meet the Company's expected business requirements for the year.